Exhibit 99.1

55 Water Street New York, NY 10041 www.spglobal.com Press Release For Immediate Release

S&P Global Announces Commencement of Exchange Offers and Consent Solicitations for IHS Markit Notes

NEW YORK, November 16, 2021 – S&P Global (NYSE:SPGI) (“S&P Global” or the “Company”) announced today that its wholly owned subsidiary S&P Global Market Intelligence Inc. (“Market Intelligence”) commenced private exchange offers to certain eligible holders (each an “Exchange Offer” and, collectively, the “Exchange Offers”) for any and all outstanding notes (the “IHS Markit Notes”) issued by IHS Markit Ltd. (NYSE: INFO) (“IHS Markit”) for up to $4,642,848,000 aggregate principal amount of new notes to be issued by the Company (the “S&P Global Notes”) and cash.

As previously announced, on November 29, 2020, the Company entered into an Agreement and Plan of Merger (as amended by Amendment No. 1 thereto, dated as of January 20, 2021) by and among the Company, IHS Markit and Sapphire Subsidiary, Ltd., a wholly owned subsidiary of the Company (“Merger Sub”), upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into IHS Markit, with IHS Markit surviving as a wholly owned subsidiary of the Company (the “Merger”). The Exchange Offers and Consent Solicitations (as defined herein) are being conducted in connection with and are conditioned upon the completion of the Merger.

In conjunction with the Exchange Offers, Market Intelligence is concurrently soliciting consents (each a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures (each an “IHS Markit Indenture” and, collectively, the “IHS Markit Indentures”) governing the IHS Markit Notes to, among other things, eliminate from each IHS Markit Indenture (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default”, (iii) the SEC reporting covenant, (iv) the restrictions on IHS Markit consolidating with or merging into another person or conveying, transferring or leasing all or any of its properties and assets to any person and (v) the obligation to offer to repurchase the IHS Markit Notes upon certain change of control transactions (collectively, the “Proposed Amendments”). The Proposed Amendments with respect to each series of the IHS Markit Notes under the IHS Markit Indentures requires the consent of the holders of not less than a majority in principal amount of such series of the IHS Markit Notes outstanding (the “Requisite Consents”). If the Requisite Consents are obtained for a particular series of IHS Markit Notes, any remaining IHS Markit Notes for that series not tendered and exchanged for S&P Global Notes will be governed by the amended indenture. Each Exchange Offer and Consent Solicitation is conditioned upon, among other things, the completion of the other Exchange Offers and Consent Solicitations, although Market Intelligence may waive such condition at any time with respect to an Exchange Offer. Any waiver of a condition by Market Intelligence with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable.

The following table sets forth the Consent Payment (as defined herein), Exchange Consideration (as defined herein), Early Participation Premium (as defined herein) and Total Consideration (as defined herein) for each series of IHS Markit Notes:

Title of Series of IHS Markit Notes	CUSIP/ISIN No.	Maturity Date	Principal Amount Outstanding	Consent Payment(1)	Exchange Consideration(2)	Early Participation Premium(3)	Total Consideration(4)
5.000% Senior Notes due 2022	44962L AA5 / G47567 AA3 / US44962LAA52 / USG47567AA30	11/01/2022	$742,848,000	$1.00 in cash	$970* principal amount of S&P Global 5.000% Senior Notes due 2022	$30** principal amount of S&P Global 5.000% Senior Notes due 2022	$1,000 principal amount of S&P Global 5.000% Senior Notes due 2022 and $1.00 in cash

4.125% Senior Notes due 2023	44962L AG2 / US44962LAG23	08/01/2023	$500,000,000	$1.00 in cash	$970* principal amount of S&P Global 4.125% Senior Notes due 2023	$30** principal amount of S&P Global 4.125% Senior Notes due 2023	$1,000 principal amount of S&P Global 4.125% Senior Notes due 2023 and $1.00 in cash

3.625% Senior Notes due 2024	44962L AH0 / US44962LAH06	05/01/2024	$400,000,000	$1.00 in cash	$970* principal amount of S&P Global 3.625% Senior Notes due 2024	$30** principal amount of S&P Global 3.625% Senior Notes due 2024	$1,000 principal amount of S&P Global 3.625% Senior Notes due 2024 and $1.00 in cash

4.750% Senior Notes due 2025	44962L AB3 / G47567 AB1 / G47567 AC9 / US44962LAB36 / USG47567AB13 / USG47567AC95	02/15/2025	$800,000,000	$1.00 in cash	$970* principal amount of S&P Global 4.750% Senior Notes due 2025	$30** principal amount of S&P Global 4.750% Senior Notes due 2025	$1,000 principal amount of S&P Global 4.750% Senior Notes due 2025 and $1.00 in cash

4.000% Senior Notes due 2026	44962L AC1 / G47567 AD7 / US44962LAC19 / USG47567AD78	03/01/2026	$500,000,000	$1.00 in cash	$970* principal amount of S&P Global 4.000% Senior Notes due 2026	$30** principal amount of S&P Global 4.000% Senior Notes due 2026	$1,000 principal amount of S&P Global 4.000% Senior Notes due 2026 and $1.00 in cash

4.750% Senior Notes due 2028	44962L AF4 / US44962LAF40	08/01/2028	$750,000,000	$1.00 in cash	$970* principal amount of S&P Global 4.750% Senior Notes due 2028	$30** principal amount of S&P Global 4.750% Senior Notes due 2028	$1,000 principal amount of S&P Global 4.750% Senior Notes due 2028 and $1.00 in cash

4.250% Senior Notes due 2029	44962L AJ6 / US44962LAJ61	05/01/2029	$950,000,000	$1.00 in cash	$970* principal amount of S&P Global 4.250% Senior Notes due 2029	$30** principal amount of S&P Global 4.250% Senior Notes due 2029	$1,000 principal amount of S&P Global 4.250% Senior Notes due 2029 and $1.00 in cash

(1)

For each $1,000 principal amount of IHS Markit Notes accepted for exchange. On the Settlement Date (as defined herein), the Consent Payment will be paid to each eligible holder that validly tendered and did not validly withdraw IHS Markit Notes at or prior to the Early Participation Date (as defined herein), even if such person is no longer the beneficial owner of such IHS Markit Notes on the Expiration Date (as defined herein).

(2)	For each $1,000 principal amount of IHS Markit Notes accepted for exchange.
(*)

If, at the Early Participation Date, the Requisite Consents with respect to a series of IHS Markit Notes under an IHS Markit Indenture have been received, then the Exchange Consideration will be increased by the Early Participation Premium so that for each $1,000 principal amount of IHS Markit Notes of such series tendered after the Early Participation Date and not validly withdrawn at or prior to the Expiration Date, an eligible holder will receive $1,000 principal amount of the applicable series of S&P Global Notes.

(3)

For each $1,000 principal amount of IHS Markit Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date. On the Settlement Date, the Early Participation Premium will be paid to each eligible holder who is a beneficial owner of such IHS Markit Notes at the Expiration Date, and who validly tendered such IHS Markit Notes at or prior to the Early Participation Date and did not validly withdraw such IHS Markit Notes at or prior to the Expiration Date.

(**)

If, at the Early Participation Date, the Requisite Consents with respect to a series of IHS Markit Notes under an IHS Markit Indenture have been received, then this Early Participation Premium will be added to the Exchange Consideration so that for each $1,000 principal amount of IHS Markit Notes of such series tendered after the Early Participation Date and not validly withdrawn at or prior to the Expiration Date, an eligible holder will receive $1,000 principal amount of the applicable series of S&P Global Notes.

(4)

For each $1,000 principal amount of IHS Markit Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date. Includes the Consent Payment, $970 of Exchange Consideration and the Early Participation Premium. For the avoidance of doubt, unless the Exchange Offers are amended, in no event will any holder of IHS Markit Notes receive more than $1,000 aggregate principal amount of S&P Global Notes for each $1,000 aggregate principal amount of IHS Markit Notes accepted for exchange.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the confidential memorandum and consent solicitation statement dated November 16, 2021 (the “Offering Memorandum”), and are conditioned upon the closing of the Merger, which condition may not be waived by Market Intelligence, and certain other conditions that may be waived by Market Intelligence. Each Exchange Offer will expire at 5:00 p.m., New York City time, on February 1, 2022, unless extended or terminated (such date and time with respect to an Exchange Offer, as may be extended for such Exchange Offer, the “Expiration Date”). The Company expects to extend the outside date under the agreement and plan of merger governing the Merger past November 29, 2021; however, if the outside date is not extended, the Company expects to terminate the Exchange Offers and Consent Solicitations. Consents may not be revoked after the earlier of (i) 5:00 p.m., New York City time, on November 30, 2021, unless extended or terminated (such date and time with respect to an Exchange Offer and Consent Solicitation, as the same may be extended for such Exchange Offer and Consent Solicitation, the “Early Participation Date”), and (ii) the date the applicable supplemental indenture to the corresponding IHS Markit Indenture implementing the applicable Proposed Amendments is executed. The settlement date (the “Settlement Date”) for the Exchange Offers will be promptly after the Expiration Date and is expected to occur no earlier than the first business day after the closing of the Merger, which is expected to be completed in the first quarter of 2022.

For each $1,000 principal amount of IHS Markit Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date, eligible holders of IHS Markit Notes will be eligible to receive the total consideration set out in the table above (the “Total Consideration”), which includes a consent payment of $1.00 in cash (the “Consent Payment”) and an early participation premium, payable in principal amount of S&P Global Notes, of $30 (the “Early Participation Premium”). To be eligible to receive the Total Consideration, eligible holders must have validly tendered and not withdrawn their IHS Markit Notes at or prior to the Early Participation Date and beneficially own such IHS Markit Notes at the Expiration Date. For the avoidance of doubt, unless the Exchange Offers are amended, in no event will any holder of IHS Markit Notes receive more than $1,000 aggregate principal amount of S&P Global Notes for each $1,000 aggregate principal amount of IHS Markit Notes accepted for exchange.

For each $1,000 principal amount of IHS Markit Notes validly tendered and not validly withdrawn prior to the Expiration Date, eligible holders of IHS Markit Notes will be eligible to receive (i) $970 principal amount of S&P Global Notes if the Requisite Consents for the applicable series of IHS Markit Notes have not been received at the Early Participation Date or (ii) if, at the Early Participation Date, the Requisite Consents for the applicable series of IHS Markit Notes have been received, $1,000 principal amount of such series of S&P Global Notes (the foregoing clauses (i) and (ii), as applicable, the “Exchange Consideration”). To be eligible to receive the Exchange Consideration, eligible holders must validly tender (and not validly withdraw) their IHS Markit Notes at or prior to the Expiration Date. If an eligible holder validly tenders and has not withdrawn their IHS Markit Notes at or prior to the Early Participation Date and beneficially owns such IHS Markit Notes at the Expiration Date, the eligible holder will instead receive the Total Consideration. An eligible holder that validly tenders IHS Markit Notes and delivers (and does not validly revoke) a consent prior to the Early Participation Date, but withdraws such IHS Markit Notes after the Early Participation Date but prior to the Expiration Date, will receive the Consent Payment, even if such eligible holder is no longer the beneficial owner of such IHS Markit Notes on the Expiration Date. An eligible holder that validly tenders IHS Markit Notes after the Early Participation Date will not receive the Consent Payment, but will receive the $1,000 of the applicable S&P Global Notes for each $1,000 principal amount of IHS Markit Notes validly tendered and not validly withdrawn prior to the Expiration Date if, at the Early Participation Date, the required consents for such applicable series of IHS Markit Notes have been received.

Each new series of S&P Global Notes will have the same interest rate, maturity date, redemption terms and interest payment dates as the corresponding series of IHS Markit Notes for which they are being offered in exchange. No accrued and unpaid interest is payable upon acceptance of any IHS Markit Notes in the Exchange Offers and Consent Solicitations. However, the first interest payment on any S&P Global Notes will include the accrued and unpaid interest on the IHS Markit Notes tendered in exchange therefor so that a tendering eligible holder will receive the same interest payment it would have received had its IHS Markit Notes not been tendered in the Exchange Offers and Consent Solicitations; provided that the amount of accrued and unpaid interest shall only be equal to the accrued and unpaid interest on the principal amount of IHS Markit Notes equal to the aggregate principal amount of S&P Global Notes an eligible holder receives, which may be less than the principal amount of corresponding IHS Markit Notes tendered for exchange if such holder tenders (and does not subsequently withdraw) its IHS Markit Notes after the Early Participation Date and the Requisite Consents have not been received by the Early Participation Date. For the avoidance of doubt, to the extent an interest payment date for a series of IHS Markit Notes occurs prior to the Settlement Date, holders who validly tendered and did not validly withdraw IHS Markit Notes in the Exchange Offers and Consent Solicitations will receive accrued and unpaid interest on such interest payment date as required by the terms of the applicable IHS Markit Indenture.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of IHS Markit Notes who complete and return an eligibility certificate confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum, copies of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (877) 864-5060 (toll-free) or (212) 269-5550 (banks and brokers), or by email at sandp@dfking.com. The eligibility certificate is available electronically at: www.dfking.com/sandp and is also available by contacting D.F. King & Co., Inc.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

The S&P Global Notes offered in the Exchange Offers have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the S&P Global Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

About S&P Global

S&P Global (NYSE: SPGI) is the world’s foremost provider of credit ratings, benchmarks and analytics in the global capital and commodity markets, offering ESG solutions, deep data and insights on critical business factors. We’ve been providing essential intelligence that unlocks opportunity, fosters growth and accelerates progress for more than 160 years. Our divisions include S&P Global Ratings, S&P Global Market Intelligence, S&P Dow Jones Indices and S&P Global Platts.

Investor Relations:

Chip Merritt

Senior Vice President, Investor Relations

Tel: +1 212 438 4321

chip.merritt@spglobal.com

Media:

Ola Fadahunsi

Senior Director, Communications

Tel: +1 212 438 2296

ola.fadahunsi@spglobal.com

Christopher Krantz

Senior Director, Communications

+44 (0) 20 7176 0060 (office)

christopher.krantz@spglobal.com

Forward-Looking Statements:

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which S&P Global and IHS Markit operate and beliefs of and assumptions made by S&P Global management and IHS Markit management, involve uncertainties that could significantly affect the financial or operating results of S&P Global, IHS Markit or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will,” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the Merger, including future financial and operating results and cost and revenue synergies, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the Merger to shareholders, employees, customers and other constituents of the combined company, the outcome of contingencies, future actions by regulators, changes in business strategies and methods of generating revenue, the development and performance of each company’s services and products, integrating our companies, cost savings, the expected timetable for completing the Merger, general conditions in the geographic areas where we operate and our respective effective tax rates, cost structure, dividend policy, cash flows or liquidity — are forward-looking statements.

These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the Merger and the divesture of the OPIS, CMM, PetroChem Wire, CUSIP Global Services and Leveraged Commentary and Data (LCD) and related family of leveraged loan indices businesses (together, the “proposed transaction”), including the ability to secure regulatory approvals and consummate related dispositions on the terms expected, at all or in a timely manner; (ii) uncertainty relating to the impact of the proposed Merger, divestitures and liability management transactions on the businesses of S&P Global and IHS Markit, including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction and changes to existing business relationships during the pendency of the acquisition that could affect S&P Global’s and/or IHS Markit’s financial performance; (iii) the ability of S&P Global to successfully integrate IHS Markit’s operations and retain and hire key personnel; (iv) the ability of S&P Global to implement its plans, forecasts and other expectations with respect to IHS Markit’s business after the consummation of the proposed transaction and realize expected synergies; (v) business disruption following the proposed transaction; (vi) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current U.S. administration; (vii) the ability of S&P Global and IHS Markit to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, data breach, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (viii) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (ix) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (x) changes in debt and equity markets, including credit quality and spreads; (xi) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xii) changes in financial markets, capital, credit and commodities markets and interest rates; (xiii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; (xv) the outcome of the Exchange Offers and Consent Solicitations; and (xvi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by S&P Global and IHS Markit from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on S&P Global’s or IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, each of S&P Global and IHS Markit disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.